                                       *** WHERE REFERENCES TO "**CONFIDENTIAL
                                       INFORMATION**" HAVE BEEN MADE WITHIN THIS
                                       AGREEMENT, CERTAIN CONFIDENTIAL
                                       INFORMATION HAS BEEN OMITTED AND FILED
                                       SEPARATELY WITH THE SECURITIES AND
                                       EXCHANGE COMMISION ***



                          MASTER TRANSACTION AGREEMENT


                                  BY AND AMONG



                            DRCA MEDICAL CORPORATION

                           DRCA HOUSTON CLINICS, INC.

               OCCUPATIONAL MEDICINE ASSOCIATES OF HOUSTON, P.A.

                         NORTHSHORE ORTHOPEDICS ASSOC.

                               PHYSICARE, L.L.P.

                            WILLIAM F. DONOVAN, M.D.

                               TABLE OF CONTENTS


                                      Page No.
                                      --------


RECITALS..............................  1
  1.1  Partnership....................  1
  1.2  Management Services Agreement..  1
  1.3  Contract for Service...........  1
  1.4  Employment.....................  2
  1.5  Medical Director Agreement.....  2
  1.6  Real Property Lease............  2
  1.7  Equipment Lease................  2
  1.8  Transaction Agreements.........  2

ARTICLE II.  TERMINATION..............  2
  2.1  Termination Without Cause......  2
  2.2  Effect of Termination..........  3

ARTICLE III. MISCELLANEOUS............  3
  3.1  Parties Bound..................  3
  3.2  Choice of Law..................  3
  3.3  Assignment.....................  3
  3.4  Multiple Counterparts..........  3
  3.5  Headings.......................  3
  3.6  Mediation and Arbitration......  3

                          MASTER TRANSACTION AGREEMENT

          This Master Transaction Agreement ("Master Transaction Agreement") dated as of May 11, 1995 is by and among DRCA Medical Corporation, a Texas corporation, ("DRCA"); DRCA Houston Clinics, Inc., a Texas corporation ("DRCA Houston"); Occupational Medicine Associates of Houston, P.A., a Texas professional association ("OMA"); Northshore Orthopedics Assoc., a Texas professional association ("Northshore"); PhysiCare, L.L.P., a Texas registered limited liability partnership ("PhysiCare"); and William F. Donovan, M.D. ("Physician").

                                   RECITALS:

          A. Physician is a physician licensed to practice medicine in the State of Texas.

          B. Physician is the sole shareholder of OMA and Northshore.

          C. Physician desires to restructure his medical practice by the consummation of the transactions described in this Master Transaction Agreement.

          D. The Parties to this Master Transaction Agreement desire to set forth certain terms and conditions upon which the restructuring described above shall be accomplished and to agree upon other matters set forth herein.

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

                            ARTICLE I.  RESTRUCTURE

          1.1 Partnership. Concurrently herewith OMA and Northshore will enter into a partnership agreement of PhysiCare (the "Partnership Agreement"), whereby PhysiCare will become a provider of medical and ancillary services. The Partnership Agreement is attached hereto as Exhibit A, and made a part of this Master Transaction Agreement.

          1.2 Management Services Agreement. Concurrently herewith PhysiCare and DRCA Houston will enter into a Management Services Agreement (the "Management Services Agreement"), whereby DRCA Houston will be the exclusive provider of management services to PhysiCare. The Management Services Agreement is attached hereto as Exhibit B, and made a part of this Master Transaction Agreement.

          1.3  Contract for Service.

          a. Concurrently herewith PhysiCare, Northshore and Physician will enter into a Contract for Services ("Northshore Contract"), whereby Physician or other physicians will provide medical services to the patients of PhysiCare. The Northshore Contract is attached hereto as Exhibit C, and made a part of this Master Transaction Agreement.

          b. Concurrently herewith PhysiCare and OMA will enter into a Contract for Services ("OMA Contract"), whereby Physician or other physicians will provide medical services to the patients of PhysiCare. The OMA Contract is attached hereto as Exhibit D, and made a part of this Master Transaction Agreement .

          1.4 Employment. Concurrently herewith Northshore and Physician will enter into an Employment Agreement (the "Employment Agreement"), whereby Physician will be exclusively employed by Northshore. The Employment Agreement is attached hereto as Exhibit E, and made a part of this Master Transaction Agreement.

          1.5 Medical Director Agreement. Concurrently herewith DRCA and Physician will enter into a Professional Services Agreement Medical Director (the "Medical Director Agreement"), whereby Physician will be the medical director for DRCA. The Medical Director Agreement is attached hereto as Exhibit F, and made a part of this Master Transaction Agreement.

          1.6 Real Property Lease. Concurrently herewith DRCA Houston and Physician will enter into a Lease Agreement (the "Lease Agreement"), whereby DRCA Houston will lease certain property for the use of PhysiCare. The Lease Agreement is attached hereto as Exhibit G, and made a part of this Master Transaction Agreement.

          1.7 Equipment Lease. Concurrently herewith DRCA Houston and Northshore will enter into an Equipment Lease Agreement (the "Equipment Lease Agreement"), whereby DRCA Houston will lease certain equipment from Northshore for use in PhysiCare's practice. The Equipment Lease Agreement is attached hereto as Exhibit H, and made a part of this Master Transaction Agreement.

          1.8 Transaction Agreements. The Partnership Agreement, the Management Services Agreement, the Northshore Contract, the OMA Contract, the Employment Agreement, the Medical Director Agreement, the Lease Agreement, and the Equipment Lease Agreement are collectively referred to herein as the "Transaction Agreements."

                            ARTICLE II.  TERMINATION

          2.1  ** CONFIDENTIAL INFORMATION **

          2.2  ** CONFIDENTIAL INFORMATION **



                           ARTICLE III. MISCELLANEOUS

          3.1 Parties Bound. Except to the extent otherwise expressly provided herein, this Master Transaction Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, representatives, administrators, guardians, successors and assigns; and no other person shall have any right, benefit or obligation hereunder.

          3.2 Choice of Law. This Master Transaction Agreement shall be construed, interpreted, and the rights of the Parties determined in accordance with, the laws of the State of Texas.

          3.3 Assignment. The Master Transaction Agreement may not be assigned by operation of law or otherwise except that DRCA shall have the right to assign this Master Transaction Agreement, at any time, to any direct or indirect wholly owned subsidiary of DRCA or to any company which acquires all or substantially all of DRCA's operations or which is the surviving company of a merger with DRCA. No such assignment shall relieve DRCA of its obligations hereunder.

          3.4 Multiple Counterparts. This Master Transaction Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.5 Headings. The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Master Transaction Agreement.

          3.6 Mediation and Arbitration. Any dispute, controversy or claim (including without limitation tort claims, requests for provisional remedies or other interim relief, and issues as to arbitrability of any matter) arising out of or relating to this Master Transaction Agreement, or the breach thereof, that cannot be settled through negotiation shall be settled (a) first, by the parties trying in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the National Health Lawyers Association ("NHL") (such mediation session to be held in Houston, Texas and to commence within 15 days of the appointment of the mediator by the NHL), and (b) if the controversy, claim or dispute cannot be settled by mediation, then by arbitration administered by the NHL under its Commercial Arbitration Rules (such arbitration to be held in Houston, Texas before a single arbitrator and to commence within 15 days of the appointment of the arbitrator by the NHL), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          IN WITNESS WHEREOF, the parties have caused this Master Transaction Agreement to be duly executed as of May 11, 1995, but effective for all purposes as of March 1, 1995.

                         DRCA MEDICAL CORPORATION,
                         a Texas corporation



                         By:   /s/ Jose E. Kauachi
                               ---------------------------------------
                         Name:     Jose E. Kauachi
                               ---------------------------------------
                         Title:    President & CEO
                               ---------------------------------------

                         DRCA HOUSTON CLINICS, INC.,
                         a Texas Corporation


                         By:   /s/ Jose E. Kauachi
                               --------------------------------------
                         Name:     Jose E. Kauachi
                               --------------------------------------
                         Title:    President & CEO
                               --------------------------------------


                         OCCUPATIONAL MEDICINE ASSOCIATES OF
                         HOUSTON, P.A.,
                         a Texas Professional Association


                         By:   /s/ William F. Donovan, M.D.
                               --------------------------------------
                         Name:     William F. Donovan, M.D.
                               --------------------------------------
                         Title:    President
                               --------------------------------------


                         NORTHSHORE ORTHOPEDICS, ASSOC.,
                         a Texas Professional Association



                         By:    /s/ William F. Donovan, M.D.
                               --------------------------------------
                         Name:  William F. Donovan, M.D.
                               --------------------------------------
                         Title: President
                               --------------------------------------


                         PHYSICARE, L.L.P.,
                         Occupational Medicine Associates of Houston, P.A., an Authorized Partner



                         By:    /s/ William F. Donovan, M.D.
                               --------------------------------------
                         Name:  William F. Donovan, M.D.
                               --------------------------------------
                         Title: President
                               --------------------------------------


                         PHYSICIAN:


                         By:    /s/ William F. Donovan, M.D.
                               --------------------------------------
                               William F. Donovan, M.D.